Exhibit 99.1

    Pope Resources Reports Third Quarter Earnings of $8.3 Million


    POULSBO, Wash.--(BUSINESS WIRE)--Oct. 25, 2006--Pope Resources (Nasdaq:POPEZ) reported net income of $8.3 million, or $1.74 per diluted ownership unit, on revenues of $18.0 million for the third quarter ended September 30, 2006. This compares to net income of $4.1 million, or 87 cents per diluted ownership unit, on revenues of $15.3 million, for the same period in 2005.

    Net income for the nine months ended September 30, 2006 totaled $17.1 million, or $3.60 per diluted ownership unit, on revenues of $49.7 million. Net income for the corresponding period in 2005 totaled $12.8 million, or $2.70 per diluted ownership unit, on revenues of $48.1 million.

    Earnings before interest, income tax, depreciation, depletion, and amortization (EBITDDA) for the quarter ended September 30, 2006 was $9.9 million, compared to $7.6 million for the third quarter of 2005. For the nine months ended September 30, 2006, EBITDDA was $24.7 million, compared to $25.5 million for year-to-date 2005 results.

    "Operating results for the third quarter, which represent the strongest quarter in the partnership's history, were dominated by our Real Estate segment's sale of a 17-acre commercial tract located in our Harbor Hill project in Gig Harbor, Washington to Costco Wholesale Corporation," said David L. Nunes, President and CEO. "This income reflects the culmination of years of work and investment to realize value from former timberlands now located in the path of development. While we expect continued value realization from these types of sales from time to time in the future, both the timing and the amount of revenue and corresponding operating income from our Real Estate segment depend on a variety of factors beyond our control and these amounts are, as such, far more variable than those of the Partnership's Fee Timber operations."

    Harvest volumes for each of the last two years (2004 and 2005) were higher than our long-term harvest plan as a result of harvest activities stemming from two timberland acquisitions in 2004. Residual volume from these 2004 acquisitions also influenced the harvest levels for 2006, but at a reduced level compared to 2004 and 2005. Our Fee Timber segment generated $3.6 million of operating income in the third quarter, a decrease of 25% from the $4.8 million in the third quarter of last year. This decline in operating income reflects both the aforementioned reduction from 2005 to 2006 in annual harvest volume and the fact that we produced a lower proportional harvest of 12 MMBF, or 21% of the planned annual harvest volume, in the third quarter of 2006 as compared to 21 MMBF, or 28% of the planned annual harvest in the corresponding quarter in 2005. The reduced harvest volume was partially offset by both higher log price realizations and lower per-unit depletion expense. During the quarter, log prices were up $43 per thousand board feet (MBF), or 7%, compared to last year.

    On a year-to-date basis, Fee Timber operating income fell to $13.8 million in 2006 from $14.7 million in 2005, representing a decrease of 6%. This decline was a result of harvest volumes that decreased 23% from 66 MMBF in 2005 to 51 MMBF in 2006, offset partially by log prices that increased 5%, or $31 per MBF, and lower per-unit depletion expense. Fourth quarter 2006 results for the Fee Timber segment will be modest as we have harvested over 90% of our planned annual harvest volume through the first three quarters.

    Largely as a result of the aforementioned Costco sale, the Real Estate segment generated $5.7 million of operating income in the third quarter of 2006 versus $496,000 in the prior year's third quarter. Remaining property in the Harbor Hill project includes an additional 64 acres of property zoned for commercial and business park use that we are currently marketing for sale, and nearly 220 additional acres that are zoned for residential use. Again, based largely on the strength of the Harbor Hill project in Gig Harbor, year-to-date operating income for the Real Estate segment increased to $5.9 million from $1.3 million in 2005.

    Our Timberland Management & Consulting segment posted year-to-date operating income of $1.4 million in 2006 compared to $2.1 million for the first nine months of 2005. Operating results for the quarter declined to $33,000 from $393,000 in the prior year. The decline in operating income from this segment is the result of fewer assets under management in 2006 offset only in part by earned property disposition fees.

    The financial and statistical schedules attached to this earnings release provide selected detail on individual segment results and operating statistics.

    About Pope Resources

    Pope Resources, a publicly traded limited partnership, and its subsidiaries Olympic Resource Management and Olympic Property Group, own or manage over 400,000 acres of timberland and development property in Washington and Oregon. In addition, we provide forestry consulting and timberland investment management services to third-party owners and managers of timberland in Washington, Oregon, and California. The company and its predecessor companies have owned and managed timberlands and development properties for more than 150 years. Additional information on the company can be found at www.orm.com. The contents of our website are not incorporated into this release or into our filings with the Securities and Exchange Commission.

    A Note About Forward Looking Information

    This press release contains a number of projections and statements about our expected financial condition, operating results, business plans and objectives. These statements reflect management's estimates based on current goals and its expectations about future developments. Because these statements describe our goals, objectives, and anticipated performance, they are inherently uncertain, and some or all of these statements may not come to pass. Accordingly, they should not be interpreted as promises of future management actions or assurances of financial performance. Our future actions and actual performance will vary from current expectations and under various circumstances the results of these variations may be material and adverse. Some of the factors that may cause actual operating results and financial condition to fall short of expectations include factors that affect our ability to anticipate and respond adequately to fluctuations in the market prices for our products; environmental and land use regulations that limit our ability to harvest timber and develop property; labor, equipment and transportation costs that affect our net income; and economic conditions that affect consumer demand for our products and the prices we receive for them. Other factors are set forth in that part of our Annual Report on Form 10-K
Item 1A entitled "Risk Factors." Other issues that may have an adverse and material impact on our business, operating results, and financial condition include those risks and uncertainties discussed in our other filings with the Securities and Exchange Commission. Forward-looking statements in this release are made only as of the date shown above, and we cannot undertake to update these statements.

    About Our Financial Measures

    Management considers earnings (net income or loss) before interest expense, income taxes, depreciation, depletion and amortization (EBITDDA) to be a relevant and meaningful indicator of liquidity and earnings performance commonly used by investors, financial analysts and others in evaluating companies in its industry and, as such, has provided this information in addition to the generally accepted accounting principle-based presentation of net income or loss and cash from operations. With different companies employing various calculation methodologies, disclosure of EBITDDA can make it easier for the reader to make meaningful comparisons between the operating results and cash-generating capabilities of different timber companies. EBITDDA is not a Generally Accepted Accounting Principles measure and does not include depreciation and depletion expense. This may be deemed a limitation to using EBITDDA for evaluating operating performance.


            Pope Resources, A Delaware Limited Partnership
                              Unaudited

                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (all amounts in $000's, except per
                                             unit amounts)

                                Three months ended Nine months ended
                                   September 30,      September 30,
                                   2006     2005     2006      2005

Revenues                         $18,024  $15,312  $ 49,717  $ 48,099
Costs and expenses:
 Cost of sales                    (6,198)  (6,631)  (21,037)  (21,845)
 Operating expenses               (3,423)  (3,860)  (10,357)  (10,667)
                                 -------- -------- --------- ---------
Operating income                   8,403    4,821    18,323    15,587
 Interest, net                      (115)    (586)     (641)   (1,938)
                                 -------- -------- --------- ---------
Income before income taxes and
 minority interest                 8,288    4,235    17,682    13,649
Income tax provision                 (16)     (52)     (453)     (562)
                                 -------- -------- --------- ---------
Income before minority interest    8,272    4,183    17,229    13,087
 Minority interest                     7      (46)     (112)     (275)
                                 -------- -------- --------- ---------
Net income                       $ 8,279  $ 4,137  $ 17,117  $ 12,812
                                 ======== ======== ========= =========

Average units outstanding -
 Basic                             4,645    4,621     4,641     4,593
                                 ======== ======== ========= =========
Average units outstanding -
 Diluted                           4,769    4,773     4,760     4,742
                                 ======== ======== ========= =========

Basic net income per unit        $  1.78  $  0.90  $   3.69  $   2.79
                                 ======== ======== ========= =========
Diluted net income per unit      $  1.74  $  0.87  $   3.60  $   2.70
                                 ======== ======== ========= =========


                                           CONSOLIDATED BALANCE SHEETS
                                             (all amounts in $000's)

                                                  September 30,
                                                 2006         2005
                                            ------------- ------------
Assets:
 Cash                                         $    3,663   $    3,009
 Short term investments                           29,000       14,000
 Other current assets                              4,758        6,772
 Roads and timber                                 47,467       53,779
 Properties and equipment                         31,386       25,735
 Other assets                                      1,308          877
                                            ------------- ------------
     Total                                    $  117,582   $  104,172
                                            ============= ============
Liabilities and partners' capital:
 Current liabilities                          $    5,885   $    5,045
 Long-term debt, excluding current portion        30,866       32,308
 Other long-term liabilities                         324          211
                                            ------------- ------------
 Total liabilities                                37,075       37,564
 Partners' capital                                80,507       66,608
                                            ------------- ------------
     Total                                    $  117,582   $  104,172
                                            ============= ============


                              RECONCILIATION BETWEEN NET INCOME AND
                                              EBITDDA
                                      (all amounts in $000's)

                               Three months ended  Nine months ended
                                  September 30,       September 30,
                                 2006      2005      2006      2005

Net income                     $  8,279  $  4,137  $ 17,117  $ 12,812
Added back:
 Interest, net                      115       586       641     1,938
 Depletion                        1,278     2,623     5,970     9,689
 Depreciation and amortization      175       163       534       482
 Income tax expense                  16        52       453       562
                               --------- --------- --------- ---------
EBITDDA                        $  9,863  $  7,561  $ 24,715  $ 25,483
                               ========= ========= ========= =========


                                 RECONCILIATION BETWEEN CASH FROM
                                       OPERATIONS AND EBITDDA
                                      (all amounts in $000's)

                               Three months ended  Nine months ended
                                  September 30,       September 30,
                                 2006      2005      2006      2005

Cash from operations           $ 15,868  $  9,454  $ 28,423  $ 22,268
Added back:
 Change in working capital            -         -     1,435     1,249
 Interest                           115       586       641     1,938
 Deferred revenue                     -        10         -       695
 Minority interest                    7         -         -         -
 Deferred taxes                       -         -        11         -
 Income tax provision                16        52       453       562
Less:
 Change in working capital       (4,005)   (2,217)        -         -
 Deferred revenue                   (90)      (84)   (1,031)        -
 Cost of land sold               (1,968)     (178)   (4,837)     (344)
 Deferred taxes                      (7)        -         -      (594)
 Equity based compensation          (73)      (14)     (267)      (14)
 Minority interest                    -       (46)     (112)     (275)
 Other                                -        (2)       (1)       (2)
                               --------- --------- --------- ---------
EBITDDA                        $  9,863  $  7,561  $ 24,715  $ 25,483
                               ========= ========= ========= =========


                                         SEGMENT INFORMATION
                                       (all amounts in $000's)

                               Three months ended  Nine months ended
                                  September 30,       September 30,
                                 2006      2005      2006      2005

Revenues:
 Fee Timber                    $  8,114  $ 12,347  $ 32,287  $ 39,230
 Timberland Management &
  Consulting (TM&C)                 578     1,666     3,146     5,123
 Real Estate                      9,332     1,299    14,284     3,746
                               --------- --------- --------- ---------
     Total                       18,024    15,312    49,717    48,099
EBITDDA:
 Fee Timber                       4,686     7,489    19,757    24,490
 TM&C                                58       373     1,308     1,854
 Real Estate                      5,913       457     6,237     1,458
 General & administrative          (794)     (758)   (2,587)   (2,319)
                               --------- --------- --------- ---------
     Total                        9,863     7,561    24,715    25,483
Depreciation, depletion and
 amortization:
 Fee Timber                       1,123     2,735     5,948     9,764
 TM&C                                18        26        54        74
 Real Estate                        245       (39)      322       135
 General & administrative            67        64       180       198
                               --------- --------- --------- ---------
     Total                        1,453     2,786     6,504    10,171
Operating income/(loss):
 Fee Timber                       3,563     4,754    13,809    14,726
 TM&C                                33       393     1,366     2,055
 Real Estate                      5,668       496     5,915     1,323
 General & administrative          (861)     (822)   (2,767)   (2,517)
                               --------- --------- --------- ---------
     Total                     $  8,403  $  4,821  $ 18,323  $ 15,587
                               ========= ========= ========= =========


                                         SELECTED STATISTICS

                               Three months ended   Nine months ended
                               30-Sep-06 30-Sep-05 30-Sep-06 30-Sep-05
Log sale volumes (thousand
 board feet):
 Sawlogs
 Douglas-fir                      8,626    12,921    36,908    38,797
 Whitewood                          483     2,309     3,628     9,837
 Cedar                              188     1,010       774     4,218
 Hardwood                         1,464     1,656     3,170     4,444
 Pulp
 All species                      1,386     2,646     6,350     8,609
                               --------- --------- --------- ---------
 Total                           12,147    20,542    50,830    65,905
                               ========= ========= ========= =========

Average price realizations (per
 thousand board feet):
 Sawlogs
 Douglas-fir                        662       640       672       643
 Whitewood                          462       457       446       475
 Cedar                            1,260       948     1,058       944
 Hardwood                           683       643       663       614
 Pulp
 All species                        281       210       261       211
 Overall                            623       580       610       579

Owned timber acres              114,196   117,585   114,196   117,585
Acres under management          291,925   527,316   291,925   527,316
Capital expenditures ($000's)  $  4,851       932  $  8,999     2,624
Depletion ($000's)                1,278     2,623     5,970     9,689
Depreciation ($000's)               175       163       534       482
Debt to total capitalization         29%       34%       29%       34%


                              QUARTER TO QUARTER COMPARISONS
                              (Amounts in $000's except per
                                         unit data)

                              Q3 2006 vs.         Q3 2006 vs.
                                Q3 2005             Q2 2006

                                 Total               Total

Net income:
 3rd Quarter 2006              $  8,279            $  8,284
 2nd Quarter 2006                                     3,540
 3rd Quarter 2005                 4,137
                               ---------           ---------
    Variance                   $  4,142            $  4,744

Detail of earnings variance:
Fee Timber
 Log price realizations (A)    $    522            $    243
 Log volumes (B)                 (4,869)             (2,715)
 Depletion                        1,641               1,061
 Production costs                 1,456                 891
 Other Fee Timber                    54                  69
Timberland Management &
 Consulting
 Management fee changes            (672)                  1
 Disposition fee changes              -                   -
 Other Timberland Mgmnt &
  Consulting                        317                   -
Real Estate
 Environmental remediation
  liability                          (6)               (114)
 Land sales                       5,332               4,898
 Other Real Estate                 (154)                298
General & administrative costs      (39)                 41
Interest expense                    261                  20
Other (taxes, minority int.,
 interest inc.)                     299                  51
                               ---------           ---------
Total change in earnings       $  4,142            $  4,744
                               =========           =========

(A) Price variance calculated by extending the change in average realized price by current period volume.
(B) Volume variance calculated by extending change in sales volume by the average log sales price for the comparison period.


    CONTACT: Pope Resources
             Tom Ringo, VP & CFO, 360-697-06626
             Fax: 360-697-1156